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CONSENT AND LETTER OF TRANSMITTAL
TO EXCHANGE iSTAR FINANCIAL INC. 5.70% SERIES B SENIOR NOTES DUE 2014
FOR
ANY AND ALL TRINET CORPORATE REALTY TRUST, INC. 7.70% NOTES DUE 2017
AND CONSENT TO AMENDMENTS AND WAIVERS TO THE INDENTURE
GOVERNING THE TRINET NOTES

        THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON                        , 2004, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). IF YOU TENDER YOUR NOTES AND CONSENT TO PROPOSED AMENDMENTS AND WAIVERS TO THE INDENTURE RELATING TO THE TRINET NOTES BY 5:00 P.M., NEW YORK CITY TIME, ON OR BEFORE                         , 2004 (THE "CONSENT DATE") AND DO NOT VALIDLY WITHDRAW TENDERED NOTES PRIOR TO THE TIME OF EXECUTION OF THE SUPPLEMENTAL INDENTURE, THE EXCHANGE PRICE FOR YOUR TRINET NOTES WILL INCLUDE A CONSENT AMOUNT OF $20.00 PER $1,000 PRINCIPAL AMOUNT. IF YOU TENDER TRINET NOTES AND CONSENT TO THE PROPOSED AMENDMENTS AND WAIVERS AFTER 5:00 P.M. ON THE CONSENT DATE, $20.00 PER $1,000 PRINCIPAL AMOUNT WILL BE DEDUCTED FROM THE EXCHANGE PRICE YOU RECEIVE. IF HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE TRINET NOTES CONSENT TO THE AMENDMENTS TO THE INDENTURE RELATING TO THEM, A SUPPLEMENTAL INDENTURE WILL BE PROMPTLY EXECUTED. IF YOU TENDER YOUR TRINET NOTES ON OR PRIOR TO THE CONSENT DATE, YOU MAY NOT WITHDRAW THEM AFTER THE TIME OF EXECUTION OF THE SUPPLEMENTAL INDENTURE. IF YOU TENDER TRINET NOTES AFTER THE CONSENT DATE, YOU MAY WITHDRAW TENDERED TRINET NOTES ON OR BEFORE THE EXPIRATION DATE OF THE EXCHANGE OFFER.

All references to the "Exchange and Consent Solicitation" herein shall be to the Exchange Offer and Consent Solicitation as described in the Prospectus dated                        , 2004, a copy of which is furnished with this document.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

COMPUTERSHARE TRUST COMPANY OF NEW YORK

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:
Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, NY 10268-1010	For Eligible Institutions Only: (212) 701-7636 For Confirmation Only Telephone: (212) 701-7600	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005

Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE PRICE (AS DESCRIBED IN THE PROSPECTUS) PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR TRINET NOTES TO THE EXCHANGE AGENT AT OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON                        , 2004, UNLESS EXTENDED BY THE COMPANY. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE $20.00 CONSENT AMOUNT AS PART OF THE EXCHANGE PRICE (AS DESCRIBED IN THE PROSPECTUS) MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR TRINET NOTES AND DELIVER (AND NOT

REVOKE) THEIR CONSENTS TO THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT DATE. EXCEPT AS SET FORTH BELOW AND IN THE PROSPECTUS, IF YOU TENDER YOUR TRINET NOTES ON OR BEFORE THE CONSENT DATE, YOU WILL RECEIVE THE CONSENT AMOUNT BUT YOU WILL NOT BE PERMITTED TO WITHDRAW YOUR TRINET NOTES AND REVOKE CONSENTS AFTER THE CONSENT DATE. IF YOU TENDER YOUR TRINET NOTES AFTER THE CONSENT DATE, THE EXCHANGE PRICE THAT YOU WILL BE ELIGIBLE TO RECEIVE WILL NOT INCLUDE THE CONSENT AMOUNT BUT YOU MAY WITHDRAW YOUR TENDERED NOTES AND REVOKE CONSENTS AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER AND CONSENT SOLICITIATION. IF YOU REVOKE YOUR CONSENT, YOU WILL BE DEEMED TO HAVE WITHDRAWN TRINET NOTES TENDERED BY YOU.

This Consent and Letter of Transmittal is to be completed by holders if certificates representing TriNet Notes are to be physically delivered by holders to the Exchange Agent together with this Consent and Letter of Transmittal.

This Consent and Letter of Transmittal is not to be completed by holders if the Notes are to be delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Notes—Book-Entry Delivery Procedures" by any financial institution that is a DTC participant and whose name appears on a security position listing as the owner of TriNet Notes (such participants, acting on behalf of holders, are referred to herein as "Acting Holders"). Holders of TriNet Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP"), for which this transaction is eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC and will send an agent's message (as defined in the Prospectus) (pursuant to which the holder agrees to be bound by the terms of this Consent and Letter of Transmittal) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the agent's message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If the Exchange Offer and the consent solicitation are withdrawn or otherwise not completed, then no exchange of TriNet Notes will be made, no amounts will become payable to holders of TriNet Notes who have tendered their TriNet Notes and delivered consents in response to the Exchange Offer, consents will be void and, if TriNet Corporate Realty Trust, Inc. and the trustee have executed a supplemental indenture, it will be void.

Holders who tender TriNet Notes are required to consent to the proposed amendments in order to have their TriNet Notes accepted for exchange. The completion, execution and delivery of this Consent and Letter of Transmittal will constitute a consent to the proposed amendments. Holders of TriNet Notes may not deliver consents without tendering TriNet Notes. The Exchange Offer and the consent solicitation are made upon the terms and subject to the conditions set forth in the Prospectus and in this Consent and Letter of Transmittal. Holders should carefully review the information set forth in each document.

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

The undersigned must complete, execute and deliver this Consent and Letter of Transmittal to indicate the action the undersigned desires to take, or have taken, with respect to the Exchange Offer and the consent solicitation.

Your broker, dealer, commercial bank, trust company, or other nominee can assist you in completing this form. The Instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to the Information Agent or the Dealer Manager, whose addresses and telephone numbers appear on the back cover of this Consent and Letter of Transmittal. See Instruction 11 below.

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TENDER OF TRINET NOTES AND CONSENT TO PROPOSED AMENDMENTS AND WAIVERS

☐
CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED TRINET NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

[The rest of this page has been intentionally left blank.]

        List below the TriNet Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, Cusip numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of TriNet Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES*

Name(s) and Address(es) of Registered Holder(s). (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Title of Security	Cusip Number	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Principal Amount Tendered and as to which Consents are Given**

Total Principal Amount of Notes

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated in the column labeled "Principal Amount Tendered and as to which Consents are Given" and subject to the terms and conditions of the Offer and Consent Solicitation Statement, a holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the TriNet Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 3.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

        By execution hereof, the undersigned acknowledges receipt of the Prospectus dated                        , 2004, of iStar Financial Inc. (the "Prospectus") regarding the offer to exchange for any and all of the Trinet Corporate Realty Trust, Inc. 7.70% Notes due 2017 (the "TriNet Notes"), iStar Financial Inc. 5.70% Series B Senior Notes due 2014 (the "iStar Notes") and this Consent and Letter of Transmittal and the Instructions hereto (the "Consent and Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer"), which together constitute (1) iStar's offer to exchange iStar Notes for any and all of the TriNet Notes, upon the terms and subject to the conditions set forth in the Exchange Offer, and (2) iStar's solicitation of consents from holders of TriNet Notes to proposed amendments and waivers to the indenture governing the TriNet Notes.

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned does the following:

  •
  Tenders to iStar the TriNet Notes indicated in the table on page 5.

  •
  Consents, as holder of the TriNet Notes indicated in the table on page 5, to the amendments and waivers to the indenture under which those TriNet Notes were issued described in the Prospectus under the caption "The Proposed Amendments and Waivers" and agrees that the trustee under that indenture may execute a supplemental indenture with TriNet containing those amendments and waivers.

        Subject to, and effective upon, the acceptance for exchange of, and payment for, the principal amount of TriNet Notes tendered herewith in accordance with the terms, and subject to the conditions of, the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, iStar, all right, title and interest in and to the TriNet Notes tendered hereby and consents to the proposed amendments and waivers to the indenture governing them. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of iStar), with full powers of substitution and revocation (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (1) present such TriNet Notes and all evidences of transfer and authenticity to, or transfer ownership of, such TriNet Notes on the account books maintained by DTC to, or upon the order of, iStar, (2) present such TriNet Notes for transfer of ownership on the books of the relevant security register, (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such TriNet Notes and (4) deliver to iStar and the trustee this Consent and Letter of Transmittal as evidence of the undersigned's consent to the proposed amendments and waivers to the indenture governing them all in accordance with the terms of and conditions to the Exchange Offer and the consent solicitation as set forth in the Prospectus.

        If the undersigned is not the registered holder, or such holder's legal representative or attorney-in-fact, of the TriNet Notes representing the amounts listed in the box above labeled "Description of Notes" under the column headings "Aggregate Principal Amount Represented by Certificate(s)" and "Principal Amount Tendered and as to which Consents are Given," then, in order for a consent to be valid, the undersigned will have to (1) obtain a properly completed irrevocable proxy (a "Consent Proxy") that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver consents to the amendments to the indenture in respect of such TriNet Notes on behalf of the holder thereof and (2) deliver such Consent Proxy with this Consent and Letter of Transmittal.

        The undersigned agrees and acknowledges that, by the execution and delivery of this Consent and Letter of Transmittal, the undersigned makes and provides a written consent, with respect to the TriNet Notes tendered hereby, to the proposed amendments and waivers to the indenture governing them. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that, except as provided below and in the Prospectus, consents tendered prior to the consent date may not be revoked after the execution of the supplemental indenture. We will make a public announcement, by press release, on the business day following the execution of the supplemental indenture. Notes and consents tendered after the consent date may be withdrawn at any time prior to 12:00 midnight, New York City time, on the expiration date for the Exchange Offer. TriNet intends to execute the supplemental indenture at or promptly following the receipt of consents from holders of at least a majority in aggregate principal amount of the TriNet Notes. Although a supplemental indenture will become effective upon execution by TriNet and the trustee for the TriNet Notes, the proposed amendments will not become operative until the opening of business on the date that the Supplemental Indenture is signed. If iStar terminates the Offer without accepting the properly tendered Notes, the consents and the supplemental indenture will be void.

        The undersigned understands that tenders of TriNet Notes may be withdrawn, and consents may be revoked, by written notice of withdrawal received by the Exchange Agent at any time at or prior to either the consent date (if the TriNet Notes are tendered before the consent date) or at or prior to the expiration date, if the TriNet Notes are tendered after the consent date. To the extent we receive the requisite consents, we expect to enter into a supplemental indenture giving effect to the proposed amendments on the consent date, and thereafter you will not be permitted to withdraw the TriNet Notes you tender. If a holder who has tendered TriNet Notes subsequently withdraws the tender of the TriNet Notes, such action will constitute a concurrent valid revocation of such holder's consent to the proposed amendments and waivers to the indenture governing the withdrawn TriNet Notes.

        The undersigned understands that the tender of TriNet Notes pursuant to any of the procedures described in the Prospectus and in the Instructions to this document (and any subsequent acceptance of such TriNet Notes) will constitute a binding agreement between the undersigned and iStar in accordance with the terms, and subject to the conditions, set forth in the Prospectus and this Consent and Letter of Transmittal.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the TriNet Notes tendered hereby and to give the consent contained herein, and that, when such tendered TriNet Notes are accepted for purchase and payment by iStar, iStar will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or iStar to be necessary or desirable to complete the sale, assignment and transfer of the TriNet Notes tendered hereby, to perfect the undersigned's consent to the proposed amendments and waivers to the indenture relating to them or to complete the execution of the applicable supplemental indenture.

        All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the TriNet Notes is not effective, and the risk of loss of the TriNet Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (a) (1) this Consent and Letter of Transmittal (or a manually signed facsimile copy hereof) properly completed and duly executed, together with all accompanying evidences of authority, or (2) a properly transmitted agent's message, and (b) all other required documents in form satisfactory to iStar. All questions as to the form of documents and the validity (including the timeliness of receipt or delivery) and acceptance of (1) tenders and withdrawals of TriNet Notes and (2) deliveries and revocations of consents will be determined by iStar, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that (1) any TriNet Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (or, in the case of TriNet Notes tendered by book-entry, credited to the account at DTC designated above) and (2) any checks for residual cash amounts on account of rounding be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for exchange and any checks for payments of residual cash amounts on account of rounding be delivered to the undersigned at the address(es) shown above. If the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, then the undersigned hereby requests that any TriNet Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, any certificates for such Notes be delivered to, and any checks for payments of the residual cash amounts on account of rounding be issued in the name(s) of and delivered to, the person(s) at the address(es) indicated therein. The undersigned recognizes that iStar has no obligation pursuant to the "Special Issuance Instructions" box or the "Special Delivery Instructions" box to transfer any TriNet Notes from the name of the registered holder(s) listed therein if iStar does not accept for exchange any of the principal amount of such TriNet Notes so tendered.

PLEASE SIGN HERE

        (To Be Completed By All Tendering and Consenting Holders of TriNet Notes
Who Complete the Substitute Form W-9 Contained Herein, Regardless
of Whether Notes Are Being Physically Delivered Herewith)

        THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

        This Consent and Letter of Transmittal must be signed by the registered holder(s) of the TriNet Notes exactly as the name(s) of such holder(s) appear(s) on certificate(s) for the TriNet Notes or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of the TriNet Notes, or by person(s) authorized to become registered holder(s) either by endorsements on certificates for the TriNet Notes or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on the TriNet Notes and signatures on bond powers by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If this Consent and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to iStar of such person's authority to so act. See Instruction 4 below.

        IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE TRINET NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY MUST ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL

X
X
Signature(s) of Registered Noteholder(s) or Authorized Signatory
Dated:	, 2004
Name(s):
(Please Print)
Capacity:
Name(s):
(Include Zip Code)
Area Code and Telephone No.:
Tax Identification or Social Security No.:

SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signature(s))
(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)
(Authorized Signature)
(Printed Name)
(Title)
Dated:	, 2004

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)

              To be completed ONLY if certificates for TriNet Notes in a principal amount not tendered or not accepted for purchase are to be issued (i) in the name of, or checks for the residual cash amount and the additional consent payment, if any, are to be issued to the order of, someone other than the person or persons whose signatures(s) appear(s) within this Consent and Letter of Transmittal or (ii) to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal, or if TriNet Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue:	☐	Notes	☐	Checks
(check all applicable)
Name:	(Please Print)
Address:

(Zip Code)
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein)
Credit unpurchased TriNet Notes by book-entry transfer to the DTC account set forth below:
(DTC Account Number)
Number of Account Party:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)

              To be completed ONLY if (i) certificates for TriNet Notes in a principal amount not tendered or not accepted for purchase or (ii) checks for the residual cash amount and the additional consent payment, if any, are to be sent to (a) someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or (b) an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.

Mail:	☐	Notes	☐	Checks
(check all applicable)
Name:	(Please Print)
Address:

(Zip Code)

INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Offer and the Consent Solicitation

        1.    Delivery of this Consent and Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations; Withdrawal of Tenders.    This Consent and Letter of Transmittal is to be completed by holders if certificates representing TriNet Notes are to be physically delivered to the Exchange Agent herewith by such holders. This Consent and Letter of Transmittal is not to be completed by holders if tender of the TriNet Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Notes—Book-entry delivery procedures." All physically delivered TriNet Notes (or book-entry confirmation of the transfer into the Exchange Agent's account at DTC of all TriNet Notes delivered electronically) as well as a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof) (or an agent's message with respect to Notes delivered electronically) and all other documents required by this Consent and Letter of Transmittal (or the agent's message), must be received by the Exchange Agent at its address set forth herein at or prior to 5:00 p.m., New York City time, on                        , 2004 to receive the consent amount as part of the exchange price, and on the applicable expiration date to receive the exchange price excluding the consent amount, as the case may be. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery of this Consent and Letter of Transmittal, the TriNet Notes and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Exchange Agent.

        No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile copy thereof) waive any right to receive any notice of the acceptance of their Notes for payment.

        This Consent and Letter of Transmittal and TriNet Notes should be sent only to the Exchange Agent and not to iStar Financial, the Information Agent or the Dealer Manager or the applicable trustee under the indenture relating to those TriNet Notes.

        If you tender your TriNet Notes on or before the consent date and do not validly withdraw them, you will receive the consent amount but you will not be permitted to withdraw your TriNet Notes and revoke consents after the execution of the supplemental indenture. To the extent we receive the requisite consents, we expect to enter into a supplemental indenture giving effect to the proposed amendments on the consent date, and thereafter you will not be permitted to withdraw the TriNet Notes you tender. We will make a public announcement, by press release, on the business day following the execution of the supplemental indenture. If you tender your TriNet Notes after the consent date, you will not receive the consent amount but you may withdraw your tendered TriNet Notes and revoke consents at any time prior to the expiration date of the Exchange Offer. If you revoke your consent, you will be deemed to have withdrawn your TriNet Notes tendered.

        2.    Consent to Proposed Amendments; Revocation of Consents.    All properly completed and executed Consent and Letters of Transmittal that consent to the proposed amendments and waivers and that are received by the Exchange Agent will be listed as consents with respect to the proposed amendments and waivers, unless the Exchange Agent receives a written notice of revocation of a consent at or prior to 12:00 midnight, New York City time, on the Expiration Date of the Exchange Offer. Notice of revocation of a consent, to be effective, must comply with the provisions set forth in the Prospectus.

        iSTAR AND TRINET INTEND TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE TO THE TRINET NOTES TO OCCUR ON THE CONSENT DATE FOLLOWING THE RECEIPT OF CONSENTS FROM HOLDERS OF AT LEAST A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE TRINET NOTES. THE SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF TRINET NOTES, WHETHER OR NOT SUCH HOLDER GIVES A CONSENT TO THE PROPOSED AMENDMENTS AND WAIVERS.

        3.    Partial Tenders and Consents.    Tenders of TriNet Notes pursuant to the Exchange Offer (and the corresponding consents thereto pursuant to the consent solicitation) will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any TriNet Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all TriNet Notes delivered to the Exchange Agent will be deemed to have been tendered, and a related consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all TriNet Notes is not tendered or not accepted for purchase (and the related consent respect thereof not given), TriNet Notes representing such untendered amount (or in respect of which a consent is not given) will be sent (or, if tendered by book-entry transfer, credited to the account at DTC designated herein) to the registered holder or Acting Holders, as the case may be, unless otherwise provided in the appropriate box on this Consent and Letter Transmittal (see Instruction 5), promptly after the TriNet Notes are accepted for purchase.

        4.    Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement; Consent Proxies; Guarantee of Signatures.    If this Consent and Letter of Transmittal is signed by the registered holder(s) of the TriNet Notes tendered hereby and with respect to which the consent is given, the signatures must correspond with the name(s) written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A CONSENT PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

        If any of the TriNet Notes tendered hereby (and with respect to which the consent is given) are registered in the name of two or more holders, all of such holders must sign this Consent and Letter of Transmittal. If any tendered TriNet Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of its Consent and Letter of Transmittal and all necessary accompanying documents (including Consent Proxies) as there are different names in which certificates are held.

        If (1) this Consent and Letter of Transmittal is signed by the registered holder or Acting Holder, (2) the certificates for any principal amount of TriNet Notes not tendered or not accepted for exchange are to be issued, reissued or returned, as applicable, to the registered holder or Acting Holder, as the case may be, and (3) checks for payments of residual cash amounts on account of rounding are to be issued to the order of the registered holder or Acting Holder, then the registered holder or Acting Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered holder or Acting Holder), the registered holder or Acting Holder must either properly endorse the certificates for TriNet Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a DTC participant whose name appears on a security position listing as the owner of TriNet Notes, exactly as the name(s) of the participant(s)

appear(s) on such security listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

        If this Consent and Letter of Transmittal or any Consent Proxies, certificates for TriNet Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to iStar Financial, in its sole discretion, of their authority so to act must be submitted with this Consent and Letter of Transmittal.

        Endorsements on certificates for TriNet Notes and all signatures on bond powers, Consents and Letters of Transmittal and any Consent Proxies provided in accordance with this Instruction 4 by registered holders or Acting Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

        No signature guarantee is required if (1) this Consent and Letter of Transmittal is signed by the registered holder(s) of the TriNet Notes tendered herewith (or by a DTC participant whose name appears on a security position listing as the owner of Notes) and the payment of the purchase price for the tendered TriNet Notes is to be made, or any TriNet Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such holder(s) (or, if signed by a DTC participant, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed or (2) such Notes are tendered and the delivery of the exchange price for the tendered TriNet Notes is to be made for the account of an Eligible Institution. In all other cases, all endorsements on certificates and all signatures on Consents and Letters of Transmittal accompanying the Notes must be guaranteed by an Eligible Institution.

        5.    Special Issuance and Special Delivery Instructions.    Tendering holders should indicate in the applicable box or boxes the name and address to which TriNet Notes for principal amounts not tendered or not accepted for exchange or checks for payment of residual cash amounts on account of rounding are to be issued or sent, if such name and address differs from the name and address of the registered holder or Acting Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number ("TIN") or social security number of the person named must also be indicated. If no instructions are given, TriNet Notes not tendered or not accepted for exchange will be returned to the registered holder or Acting Holder of the TriNet Notes tendered. Any holder tendering by book-entry transfer may request that TriNet Notes not tendered or not accepted for exchange be credited to any account at DTC designated by such holder in the Agent's Message. If no such instructions are given, any such TriNet Notes not tendered or not accepted for exchange will be returned by crediting the account maintained at DTC from which such TriNet Notes were delivered.

        6.    Taxpayer Identification Number.    Generally, a holder's TIN will be that holder's social security or federal employer identification number. Each tendering holder is required to provide the Exchange Agent with the holder's correct TIN on the attached Substitute Form W-9 or, alternatively, to establish another basis for an exemption from backup withholding. A holder must cross out item (2) in the certification box on Substitute Form W-9 if such holder is subject to backup withholding. If the Exchange Agent is not provided with (1) the correct TIN and the corresponding certification of no loss of exemption from backup withholding or (2) some other adequate basis for exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), bond such holder may be subject to 28% federal income tax backup withholding on the payments, including any consent payment, made to the holder or other payee with respect to TriNet Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, then the Exchange Agent will withhold 28% on the payment of the purchase price for the tendered Notes until a TIN is provided to the Exchange Agent.

        7.    Transfer Taxes.    iStar Financial will pay all transfer taxes applicable to the purchase and transfer of TriNet Notes pursuant to the Exchange Offer, except in the case of deliveries of certificates for TriNet Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder or Acting Holder of TriNet Notes tendered thereby.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

        8.    Irregularities.    In order for any tender of TriNet Notes or delivery of consents to be valid, each must be in proper form. All questions as to the form and validity of all documents and the validity (including timeliness of receipt and delivery) and acceptance of tenders and withdrawals of TriNet Notes and deliveries and revocations of consents will be determined by iStar Financial, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders or consents will be invalid. iStar Financial reserves the absolute right to reject any or all tenders and consents in respect of TriNet Notes that are not in proper form or the acceptance of which would, in iStar Financial's opinion, be unlawful. iStar Financial also reserves the right to waive any defects, irregularities or conditions of tender as to particular TriNet Notes or of delivery as to particular consents. iStar Financial's interpretations of the terms and conditions of the Exchange Offer and the consent solicitation (including the Instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of TriNet Notes or deliveries of consents must be cured within such time as iStar Financial determines, unless waived by iStar Financial. Tenders of TriNet Notes shall not be deemed to have been made until all defects or irregularities have been waived by iStar Financial or cured. If iStar Financial waives its right to reject a defective tender of TriNet Notes or delivery of consents, the tendering holder will be entitled to the exchange price. All tendering holders, by execution of this Consent and Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their TriNet Notes for exchange or of the effectiveness of the proposed amendments and waivers to the indentures governing them. None of iStar Financial, the Exchange Agent, the Dealer Manager, the Information Agent or any other person will have any duty to give notice of any defects or irregularities in tenders of TriNet Notes or deliveries of consents or will incur any liability to holders for failure to give any such notice.

        9.    Waiver of Conditions.    iStar Financial expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer, including the consent solicitation in the case of any TriNet Notes tendered or consents delivered, in whole or in part, at any time and from time to time.

        10.    Mutilated, Lost, Stolen or Destroyed Certificates for Notes.    Any holder whose certificates for TriNet Notes have been mutilated, lost, stolen or destroyed should contact the Trustee, BNY Midwest Trust Company at the address as follows: 2 N. La Salle Street, Suite 1020, Chicago, Illinois 60602.

        11.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering TriNet Notes and consenting to the proposed amendments and requests for assistance or additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to the Information Agent and the Dealer Manager, whose addresses and numbers appear on the back cover of this Consent and Letter of Transmittal.

IMPORTANT TAX INFORMATION

        Under the federal income tax laws of the United States of America (the "U.S."), a holder whose tendered TriNet Notes are accepted for exchange is required to provide the Exchange Agent (as payer) with such holder's correct TIN on the attached Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with (1) the correct TIN and the corresponding certification of no loss of exemption from backup withholding, or (2) an alternative basis for exemption from backup withholding, a $50 penalty may be imposed by the IRS, and any payments, including any consent amount, made to such holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding.

        Certain holders (including, without limitation, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements, provided they properly establish their status when required to do so by filing all applicable forms with the IRS. Certain foreign persons may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. Other exempt holders should indicate their exempt status on the attached Substitute Form W-9 (the "Form W-9"). See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments, including any consent amounts, made with respect to TriNet Notes exchanged for iStar Notes pursuant to the Exchange Offer, the holder is required to provide the Exchange Agent with (1) the holder's correct TIN and a certification that the TIN provided on the attached Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified the holder that the holder is no longer subject to backup withholding or (2) if applicable, another adequate basis for exemption. This information should be provided to the Exchange Agent by completing the Form W-9 attached hereto (or, in the case of certain foreign persons, a Form W-8BEN). A nonexempt holder may check the box in Part 3 of such Form W-9 if such holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt holder checks the box in Part 3, such holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Exchange Agent within sixty days, the Depositary must withhold 28% of the payments made to such holder.

What Number to Give the Exchange Agent

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder. If the TriNet Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification to Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Payer's Request for Taxpayer Identification Number ("TIN")
Part 2—Certification—Under Penalties of Perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and
	(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.	Part 3— Awaiting TIN ☐

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature	Date	, 2004
Name (Please Print)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE ABOVE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER ("TIN")

            I certify under penalties of perjury that a TIN has not been issued to me and that either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I have not provided a TIN, 28% of all reportable payments made to me will be withheld until I provide a TIN.

Signature	Date	, 2004
Name (Please Print)

The Information Agent for the Exchange Offer and the Consent Solicitation is:

17 State Street – 10th Floor
New York, NY 10004
Banks and Brokers Call 212.440.9800
All others call Toll-Free 1.866.873.6993

The Dealer Manager for the Exchange Offer and the Solicitation Agent for the Consent Solicitation is:

Bear, Stearns & Co. Inc.

Global Liability Management Group
383 Madison Avenue, 8th Floor
New York, New York 10179
(877) 696-BEAR (toll free)
(877) 696-2327

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CONSENT AND LETTER OF TRANSMITTAL TO EXCHANGE iSTAR FINANCIAL INC. 5.70% SERIES B SENIOR NOTES DUE 2014 FOR ANY AND ALL TRINET CORPORATE REALTY TRUST, INC. 7.70% NOTES DUE 2017 AND CONSENT TO AMENDMENTS AND WAIVERS TO THE INDENTURE GOVERNING THE TRINET NOTES
THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS: COMPUTERSHARE TRUST COMPANY OF NEW YORK
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
PLEASE SIGN HERE
SIGNATURE GUARANTEE (See Instruction 4 below) Certain Signatures Must Be Guaranteed by an Eligible Institution
INSTRUCTIONS
IMPORTANT TAX INFORMATION